UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2007

Internet Commerce Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24996	13-3645702
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)

6025 The Corners Parkway, Suite 100
Norcross, Georgia  30092
(Address of Principal Executive Offices)
(Zip Code)

(678) 533-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)                               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 23, 2007, Matthew Shaw voluntarily resigned as a member of the Board of Directors of Internet Commerce Corporation (the “Company”).  Mr. Shaw did not resign due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01     Financial Statements and Exhibits.

(d)   Exhibits

99.1                     Resignation Letter, effective April 23, 2007, from Matthew Shaw to the Members of the Board of Directors of Internet Commerce Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNET COMMERCE CORPORATION

By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated:  April 25, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Resignation Letter, effective April 23, 2007, from Matthew Shaw to the Members of the Board of Directors of Internet Commerce Corporation.